UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 5, 2001


                            CAPITAL BANK CORPORATION
             (Exact name of registrant as specified in its charter)



      North Carolina                  333-65853                 56-2101930
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
    of incorporation)                                      Identification No.)



                4901 Glenwood Ave, Raleigh, North Carolina 27612
                    (Address of principal executive offices)



                                 (919) 645-6400
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

     The Board of Directors of Capital Bank Corporation (the "Company") announced October 5, 2001 that the Company has entered into a definitive Merger Agreement with First Community Financial Corporation ("First Community"), the holding company for Community Savings Bank, pursuant to which First Community will merge with and into the Company, with the Company being the surviving corporation. The announcement is contained in a joint press release from the Company and First Community which is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 is the Merger Agreement between the Company and First Community.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)           Exhibits

          Exhibit No.   Description of Exhibit

          99.1          Joint Press Release distributed October 5, 2001

          99.2 Merger Agreement between the Company and First Community dated October 4, 2001

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2001


                                      CAPITAL BANK CORPORATION

                                      By:  /s/ James A. Beck
                                           -------------------------------------
                                           James A. Beck
                                           President and Chief Executive Officer

                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit

99.1             Joint Press Release distributed October 5, 2001

99.2 Merger Agreement between the Company and First Community dated October 4, 2001